Exhibit 99.1
Cipher Digital Provides First Quarter 2026 Business Update
Development Timeline on Track at Barber Lake and Black Pearl Data Centers
Signed Third AI Data Center Campus Lease with Investment-Grade Hyperscale Tenant
Secured $200 Million Revolving Credit Facility Supported by a Syndicate of Leading Global Financial Institutions

NEW YORK—May 5, 2026—Cipher Digital Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”), a leading developer, owner, and operator of industrial-scale data centers, today announced its first quarter 2026 financial results, with an update on its operations and business strategy.
“2026 is the year of execution for Cipher,” said Tyler Page, Chief Executive Officer. “We are proud to announce massive development progress at both the Barber Lake and Black Pearl campuses. On the business development front, we built on the strong momentum from last year by signing our third AI data center campus lease with an investment-grade Hyperscale tenant in the first quarter. We also secured our first corporate revolving credit facility, strengthening our liquidity position by providing up to $200 million of committed borrowing capacity from leading global financial institutions. Looking forward, we will continue to build on this momentum and establish ourselves as the leading HPC development platform.”
Finance and Operations Highlights
•Signed third data center campus lease with an investment-grade Hyperscale tenant
•Barber Lake data center building was topped out in April, with mechanical, electrical, and networking work fronts ongoing. The project remains on schedule
•At Black Pearl, the retrofitting of existing data center structure for Phase I is progressing well. Layout and site work for Phase II began in April. The project remains on schedule
•Closed revolving credit facility providing up to $200 million of committed capacity, supported by a syndicate of leading global financial institutions
•The Company expects to have sufficient capital to fund the equity component of the third data center campus and support its near-term capital requirements
•Q1 2026 Revenue of $35 million and Adjusted EBITDA of negative $48 million

Business Update Call and Webcast
The live webcast and a webcast replay of the conference call can be accessed from the investor relations section of Cipher’s website at https://investors.cipherdigital.com/.

About Cipher
Cipher develops and operates industrial-scale data centers engineered for next-generation computing at the highest standards of innovation, precision, and excellence. The Company brings together deep expertise across power sourcing, construction, engineering, operations, real estate, and technology to deliver high-quality data centers purpose built for HPC workloads. By partnering with premier tenants, Cipher seeks to meet the growing demand for industrial-scale data center capacity and become a leading HPC development platform that is built for hyperscale. To learn more about Cipher, please visit https://www.cipherdigital.com/.

Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and

includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as, statements about the Company’s beliefs and expectations regarding its future results of operations and financial position, its planned business model and strategy, its data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).
These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on February 24, 2026 and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
The Company maintains a dedicated investor website at https://investors.cipherdigital.com/investors (“Investors’ Website”). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors Website. Cipher uses its Investors’ Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors’ Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the “Email Alerts” option under the Investors Resources section of Cipher’s Investors’ Website and submitting your email address.

Non-GAAP Financial Measures
This press release includes supplemental financial measures Adjusted EBITDA, that excludes the impact of (i) interest income, (ii) interest expense, (iii) income taxes, (iv) depreciation and amortization, (v) the non-cash change in fair value of derivative asset, (vi) share-based compensation expense, (vii) nonrecurring gains and losses, (viii) the non-cash change in fair value of warrant liability, (ix) non-cash losses related to miners reclassified as held for sale, (x) impairment of long-lived assets, and (xi) non-cash disposal of miners.
Beginning with the three months ended March 31, 2026, the Company has changed its primary non-GAAP performance from "Adjusted Earnings (Loss)," which the Company has previously reported, to Adjusted EBITDA. Adjusted EBITDA differs from Adjusted Earnings (Loss) only in that, in addition to the adjustments previously made to compute Adjusted Earnings (Loss), Adjusted EBITDA also excludes interest expense, interest income, and current income tax expense. Management changed the measure because, following our issuance of the 2030 Convertible Notes in May 2025, the 2030 Senior Secured Notes in November 2025, the 2031 Convertible Notes in

September 2025, and the 2031 Senior Secured Notes in February 2026, our interest expense has become a significant component of net loss that is not directly tied to our underlying operating performance. We believe that excluding interest expense, interest income, and current income tax expense provides a measure that is more representative of the Company's core operating performance, more comparable to measures used by industry peers, and more useful to investors evaluating our underlying business. The reconciliation table below presents Adjusted EBITDA for both periods presented under the Company’s new methodology. The Company does not intend to report Adjusted Earnings (Loss) in future periods.
These supplemental financial measures are not measurements of financial performance under accounting principles generally accepted in the United States (“GAAP”) and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy.
Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our condensed consolidated financial statements, which have been prepared in accordance with GAAP. We rely primarily on such condensed consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

Contacts:

Investor Contact:
Courtney Knight
Head of Investor Relations at Cipher Digital
Courtney.knight@cipherdigital.com
Drew Armstrong
Head of Strategic Initiatives at Cipher Digital
Drew.armstrong@cipherdigital.com

Media Contact:
Ryan Dicovitsky / Kendal Till
Dukas Linden Public Relations
CipherDigital@DLPR.com

CIPHER DIGITAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except for share and per share amounts)
(unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets
Cash and cash equivalents	$ 715,203	$ 628,263
Restricted cash, current	3,011,874	1,761,292
Accounts receivable	8,487	687
Receivables, related party	-	271
Prepaid expenses and other current assets	29,873	7,977
Bitcoin	76,150	125,400
Miners held for sale	30,767	94,879
Derivative asset	21,640	34,090
Total current assets	3,893,994	2,652,859
Restricted cash, noncurrent	519,261	275,076
Property and equipment, net	1,307,253	633,417
Intangible assets, net	77,159	77,388
Investment in equity investees	-	29,400
Derivative asset	6,940	22,720
Operating lease right-of-use asset	7,703	11,321
Security deposits	27,755	27,732
Other noncurrent assets	553,520	561,995
Total assets	$ 6,393,585	$ 4,291,908
LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$ 197,919	$ 40,064
Accrued expenses and other current liabilities	204,626	90,086
Finance lease liability, current portion	4,355	4,237
Operating lease liability, current portion	1,901	1,731
Warrant liability	481,550	525,160
Short-term borrowings	355,348	37,793
Total current liabilities	1,245,699	699,071
Long-term borrowings, net	4,376,761	2,711,648
Asset retirement obligations	22,937	33,696
Finance lease liability	1,960	3,094
Operating lease liability	6,362	8,545
Total liabilities	5,653,719	3,456,054
Commitments and contingencies (Note 13)
Redeemable noncontrolling interest	25,679	30,319
Stockholders’ equity

Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of March 31, 2026, and December 31, 2025	-	-
Common stock, $0.001 par value, 1,000,000,000 and 1,000,000,000 shares authorized as of March 31, 2026 and December 31, 2025, respectively, 412,612,619 and 412,074,529 shares issued as of March 31, 2026 and December 31, 2025, respectively, and 405,266,365 and 404,963,061 shares outstanding as of March 31, 2026, and December 31, 2025, respectively	413	412
Additional paid-in capital	1,831,753	1,808,786
Accumulated deficit	(1,117,972)	(1,003,656)
Treasury stock, at par, 7,346,254 and 7,111,468 shares at March 31, 2026 and December 31, 2025, respectively	(7)	(7)
Total stockholders’ equity	714,187	805,535
Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$ 6,393,585	$ 4,291,908

CIPHER DIGITAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue - bitcoin mining	$ 34,838	$ 48,959
Costs and operating (expenses) income
Cost of revenue	(17,705)	(14,894)
Compensation and benefits	(35,003)	(14,303)
General and administrative	(11,741)	(8,951)
Depreciation and amortization	(19,014)	(43,467)
Change in fair value of power purchase agreement	(28,230)	7,330
Power sales	2,138	991
Equity in losses of equity investees	(1,601)	(5,292)
Unrealized gains (losses) on fair value of bitcoin	3,760	(20,178)
Realized (losses) gains on sale of bitcoin	(24,223)	12,196
Other operating losses	(17,788)	(479)
Total costs and operating expenses	(149,407)	(87,047)
Operating loss	(114,569)	(38,088)
Other income (expense)
Interest income	31,590	190
Interest expense	(59,158)	(777)
Change in fair value of warrant liability	43,610	-
Other expenses	(15,382)	(156)
Total other income (expense)	660	(743)
Loss before taxes	(113,909)	(38,831)
Current income tax expense	(407)	(779)
Deferred income tax benefit (expense)	-	635
Total income tax expense	(407)	(144)
Net loss	(114,316)	(38,975)
Less: Net loss attributable to redeemable noncontrolling interest	-	-
Net loss available for common stockholders	$ (114,316)	$ (38,975)
Loss per share - basic and diluted	$ (0.28)	$ (0.11)
Weighted average shares outstanding - basic and diluted	405,112,315	360,514,620

Non-GAAP Financial Measures
The following is a reconciliation of our Adjusted EBITDA, which excludes the impact of (i) interest income, (ii) interest expense, (iii) income taxes, (iv) depreciation and amortization, (v) the non-cash change in fair value of derivative asset, (vi) share-based compensation expense, (vii) nonrecurring gains and losses, (viii) the non-cash change in fair value of warrant liability, (ix) non-cash losses related to miners reclassified as held for sale, (x) impairment of long-lived assets, and (xi) non-cash disposal of miners, to the most directly comparable GAAP measure for the periods indicated (in thousands).

	Three Months Ended March 31,
	2026	2025
Reconciliation of Adjusted EBITDA:
Net loss	$ (114,316)	$ (38,975)
Interest income	(31,590)	(190)
Interest expense	59,158	777
Total income tax expense	407	144
Depreciation and amortization	19,014	43,467
EBITDA	$ (67,327)	$ 5,223
Change in fair value of power purchase agreement	28,230	(7,330)
Share-based compensation expense	27,048	9,132
Other losses (gains) - nonrecurring	—	479
Change in fair value of warrant liability	(43,610)	—
Loss on miners held for sale	7,437	—
Adjusted EBITDA	$ (48,222)	$ 7,504